STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	17
Beginning Date of Collection Period	20-Nov-03
End Date of Collection Period	21-Dec-03
Payment Date	22-Dec-03
Previous Payment Date	20-Nov-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	29,044,428.62
Principal Collections	24,346,522.49
Interest Collections (net of servicing fee and principal recoveries)	4,426,929.35
Servicing Fee	270,772.52
Principal Recoveries	204.26
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	29,044,428.62
Interest Paid to Notes	673,169.14
Principal Paid to Notes	24,718,467.18
Transferor - pursuant to 5.01 (a) (xii)	3,382,019.78
Servicing Fee	270,772.52

Balance Reconciliation

Beginning Pool Balance	649,854,044.00
Principal Collections (including repurchases)	24,346,522.49
Losses	371,944.69
Ending Pool Balance	625,135,576.82

Collateral Performance
Cash Yield (% of beginning balance)	8.67%
Loss Rate (net of principal recoveries; % of beginning balance)	0.69%
Net Yield	7.99%
Cumulative Losses (% of original pool balance)	0.25%
Delinquent Loans
One Payment Principal Balance of loans	39,062,233.10
One Payment Number of loans	346
Two Payments Principal Balance of loans	8,762,164.29
Two Payments Number of loans	83
Three+ Payments Principal Balance of loans	52,029,088.81
Three+ Payments Number of loans	489

Two+ Payments Delinquency Percentage	9.72%
Two+ Payments Rolling Average	8.98%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	5,575
Number outstanding end of period	5,399
Number of REO	80
Principal Balance of REO	7,678,101.27

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	-
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	-

Monthly Excess Cashflow	3,382,019.78
Principal Payment Amount	24,346,522.49
Principal Collections	24,346,522.49
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.00
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.42000%
Class A Note Rate	1.42000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	8.56653%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	24.136426
2. Principal Payment per $1,000	23.518842
3. Interest Payment per $1,000	0.617584

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.42000%
2. Days in Accrual Period	32

3. Class A Interest Due	551,373.58
4. Class A Interest Paid	551,373.58
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	436,827,662.60
2. Class A Principal Due	20,997,410.13
3. Class A Principal Paid	20,997,410.13
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	415,830,252.47

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.4657644
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.6651841

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	24.288647
2. Principal Payment per $1,000	23.518842
3. Interest Payment per $1,000	0.769806

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	32

3. Class M Interest Due	121,795.56
4. Class M Interest Paid	121,795.56
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	77,412,435.22
2. Class M Principal Due	3,721,057.05
3. Class M Principal Paid	3,721,057.05
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	73,691,378.17

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.4657644
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1178806